Exhibit 99.20

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)

                                 SECOND QUARTER
                 2006   2005  Percent    Percent  Percent
                               Change     Change   Change
                               Total  Operations Currency
Sales to
customers by
segment of
business
 Consumer
   U.S.          $1,103   1,092    1.0 %      1.0     --
   International  1,295   1,186    9.2        7.7    1.5
                  2,398   2,278    5.3        4.5    0.8
 Pharmaceutical
   U.S.           3,682   3,595    2.4        2.4     --
   International  2,128   2,033    4.7        4.7    0.0
                  5,810   5,628    3.2        3.2    0.0

Med Device &
Diagnostics
   U.S.           2,590   2,378    8.9        8.9     --
   International  2,565   2,478    3.5        4.6  (1.1)
                  5,155   4,856    6.2        6.7  (0.5)

U.S.              7,375   7,065    4.4        4.4     --

International     5,988   5,697    5.1        5.2  (0.1)

Worldwide       $13,363 $12,762    4.7 %      4.8  (0.1)


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)

                                   SIX MONTHS
                 2006   2005  Percent    Percent  Percent
                               Change     Change   Change
                               Total  Operations Currency
Sales to
customers by
segment of
business
 Consumer
   U.S.           $2,253   2,206    2.1 %      2.1     --
   International   2,500   2,352    6.3        6.7  (0.4)
                   4,753   4,558    4.3        4.5  (0.2)
 Pharmaceutical
   U.S.            7,383   7,378    0.1        0.1     --
   International   4,053   4,005    1.2        3.8  (2.6)
                  11,436  11,383    0.5        1.4  (0.9)

Med Device &
Diagnostics
   U.S.            5,110  4,739    7.8        7.8     --
   International   5,056  4,914    2.9        6.8  (3.9)
                  10,166  9,653    5.3        7.3  (2.0)

U.S.              14,746 14,323    3.0        3.0     --

International     11,609 11,271    3.0        5.7  (2.7)

Worldwide        $26,355 25,594    3.0 %      4.2  (1.2)


          Johnson & Johnson and Subsidiaries
               Supplementary Sales Data

(Unaudited; Dollars in Millions)

                                 SECOND QUARTER
                 2006   2005  Percent    Percent  Percent
                               Change     Change   Change
                               Total  Operations Currency
Sales to
customers by
geographic area

U.S.              $7,375  7,065    4.4 %      4.4     --

Europe             3,295  3,186    3.4        4.3   (0.9)
Western              876    751   16.6        9.4    7.2
Hemisphere
excluding U.S.
Asia-Pacific,      1,817  1,760    3.2        5.2  (2.0)
Africa
International      5,988  5,697    5.1        5.2  (0.1)

Worldwide        $13,363 12,762    4.7 %      4.8  (0.1)


          Johnson & Johnson and Subsidiaries
               Supplementary Sales Data


(Unaudited; Dollars in Millions)

                                   SIX MONTHS
                 2006   2005  Percent    Percent  Percent
                               Change     Change   Change
                               Total  Operations Currency
Sales to customers
by geographic area

U.S.              $14,746 14,323   3.0 %      3.0     --

Europe              6,366  6,362   0.1        4.8  (4.7)
Western Hemisphere  1,698  1,477  15.0        7.5    7.5
excluding U.S.
Asia-Pacific,       3,545  3,432   3.3        6.7  (3.4)
Africa
International      11,609 11,271   3.0        5.7  (2.7)

Worldwide         $26,355 25,594   3.0 %      4.2  (1.2)


        Johnson & Johnson and Subsidiaries (1)
     Condensed Consolidated Statement of Earnings


(Unaudited; in Millions Except Per Share Figures)

                              SECOND QUARTER
                2006     2006   2005     2005     Percent
              Amount   Percent  Amount  Percent   Increase
                       to Sales         to Sales (Decrease)

Sales to
customers    $13,363    100.0 $12,762    100.0      4.7

Cost of
products sold  3,788     28.3   3,522     27.6      7.6

Selling,
marketing and
administrative
expenses       4,351     32.6   4,278     33.5      1.7

Research
Expense        1,828     13.7   1,525     11.9     19.9

In-process
research &
development       87      0.6     353      2.8

Interest
(income)
expense, net   (196)     (1.5)    (94)    (0.7)

Other
(income)
expense, net    (98)     (0.7)    (88)    (0.7)

Earnings
before
provision for
taxes on
income         3,603      27.0  3,266     25.6     10.3

Provision for
taxes on
income           783       5.9    678      5.3     15.5

Net earnings  $2,820      21.1 $2,588     20.3      9.0

Net earnings
per share
(Diluted)      $0.95            $0.86              10.5

Average
shares
outstanding
(Diluted)    2,974.4          3,024.7

Effective tax
rate            21.7 %           20.8 %


Adjusted
earnings
before
provision for
taxes and net
earnings(A)

Earnings
before
provision for
taxes on
income       $3,690(2)    27.6 $3,619(3)   28.4    2.0

Net earnings $2,907(2)    21.7 $2,716(3)   21.3    7.0

Net earnings
per share
(Diluted)     $0.98(2)          $0.90(3)           8.9

Effective
tax rate       21.2 %           25.0 %

(1) The company has adopted SFAS No. 123 (R), Shared
Based Payment, applying the modified retrospective transition method. Previously reported financial statements have been restated accordingly.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $87 million before tax with no tax benefit, or $0.03 per share.

(3) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $353 million before tax with no tax benefit, or $0.12 per share, and the exclusion of a $225 million tax gain, or $0.08 per share, due to the reversal of a tax liability related to a technical correction associated with the American Jobs Creation Act of 2004.

        Johnson & Johnson and Subsidiaries (1)
     Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)

                                SIX MONTHS
                2006     2006   2005     2005     Percent
              Amount   Percent  Amount  Percent   Increase
                       to Sales         to Sales (Decrease)

Sales to
customers     $26,355    100.0 $25,594    100.0      3.0

Cost of
products sold   7,400     28.1   7,018     27.4      5.4

Selling,
marketing and
administrative
expenses        8,446     32.0   8,405     32.8      0.5

Research
Expense         3,360     12.7   2,909     11.4     15.5

In-process
research &
development       124      0.5     353      1.4

Interest
(income)
expense, net    (377)    (1.4)   (163)    (0.6)

Other
(income)
expense, net    (816)    (3.1)   (121)    (0.5)

Earnings
before
provision for
taxes on
income         8,218     31.2   7,193     28.1     14.2

Provision for
taxes on
income         2,093      8.0   1,766      6.9     18.5

Net earnings  $6,125     23.2  $5,427     21.2     12.9

Net earnings
per share
(Diluted)      $2.05            $1.80              13.9

Average
shares
outstanding
(Diluted)    2,982.5          3,021.8

Effective tax
rate            25.5 %           24.6 %

Adjusted
earnings
before
provision for
taxes and net
earnings(A)

Earnings
before
provision for
taxes on
income        $7,720(2)   29.3  $7,546(3)   29.5   2.3

Net earnings  $5,873(2)   22.3  $5,555(3)   21.7   5.7

Net earnings
per share
(Diluted)      $1.97(2)          $1.84(3)          7.1

Effective
tax rate        23.9 %            26.4 %

(1) The company has adopted SFAS No. 123 (R), Shared
Based Payment, applying the modified retrospective transition method. Previously reported financial statements have been restated accordingly.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is the Guidant acquisition termination fee of $622 million and $368 million and $0.12 per share, respectively, and IRP&D of $124 million and $116 million and $0.04 per share, respectively.

(3) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $353 million before tax with no tax benefit, or $0.12 per share, and the exclusion of a $225 million tax gain, or $0.08 per share, due to the reversal of a tax liability related to a technical correction associated with the American Jobs Creation Act of 2004.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.